UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________
Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007

uVuMobile, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26809	91-1962104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2160 Satellite Boulevard, Suite 130,
Duluth, Georgia 30097
(Address of Principal Executive
Offices)  (Zip Code)

(770) 279-3100
(Registrant's telephone number, including area code)

3505 Koger Boulevard, Suite 400,
Duluth, Georgia 30096
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2007, Mr. John Abdo, Mr. David Oros and Mr. Justin Stanley resigned their positions as Directors of the Company.  In connection with their resignations, Mr. Abdo, Mr. Oros and Mr. Stanley each forgave repayment of the $100,000 bridge loan that each had made to the Company on July 20, 2007, as well as all accrued interest on the loan.  The promissory notes evidencing such loans are being returned to the Company and will be cancelled.  As of the date of this Current Report on Form 8-K, Glenn Singer and Michael Criden, the Company’s remaining Directors, have not appointed any replacements to fill the three vacancies now existing on the Board of Directors.

On August 23, 2007, Mr. David Ross resigned his position as the Interim Chief Executive Officer and President of the Company.

On that same day, the Board of Directors appointed William Loughman, the Company’s Chief Financial Officer, to serve as the new Interim Chief Executive Officer and President of the Company.  Mr. Loughman joined the Company in March 2006 with over 25 years of operations and finance experience, primarily in the telecommunications industry.  Prior to joining the Company, he was with AirGate PCS as Vice President and Chief Financial Officer from July 2004 to March 2005.  From April 1998 to December 2003, he was with o2wireless Solutions where he held various positions including President and Chief Executive Officer, Chief Operating Officer and Chief Financial Officer.  The Board and Mr. Loughman are currently negotiating the compensation that he will be paid for serving as Interim Chief Executive Officer and President of the Company.  Mr. Loughman will also continue to serve as the Company’s Chief Financial Officer.

Item 8.01	Other Events.

On July 31, 2007, the Company filed with the SEC a Current Report on Form 8-K disclosing, among other matters, that on July 26, 2007, after an evaluation of the Company’s ongoing financial prospects, including the fact that it had been unable to secure further equity or debt financing, the Board of Directors of the Company had determined to seek Chapter 11 bankruptcy protection for the Company.  To date, the Company has not filed for bankruptcy, as it continues to evaluate all of its alternatives, which may include, but are not limited to, selling all of the Company’s assets, obtaining funding from a debt or equity investment source, or seeking bankruptcy protection for the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

uVuMobile, Inc.

Date: August 28, 2007	By:	/s/ William J. Loughman
William J. Loughman
Interim Chief Executive Officer
And Chief Financial Officer

 3